Exhibit 10.20

EXECUTION COPY
Counterpart to the Purchase Agreement
     Upon consummation of the Merger, the undersigned hereby agrees to assume and be bound by all of the obligations of a Subsidiary Guarantor under the terms of the Purchase Agreement dated October 19, 2006, among Buffets, Inc., Buffets Holdings, Inc., the Subsidiary Guarantors and the Purchasers. The undersigned hereby also agrees that all references to the “Subsidiary Guarantors” and the “Guarantors” in the Purchase Agreement shall include the undersigned and the undersigned shall be bound by all provisions of the Purchase Agreement containing such references. Capitalized terms used, but not defined, in this Counterpart to the Purchase Agreement shall have meanings assigned to them in the Purchase Agreement.
     Dated: November 1, 2006

RYAN’S RESTAURANT GROUP, INC.,

by	/s/ H. Thomas Mitchell

Name: H. Thomas Mitchell
Title: Secretary
Signature Page to the Counterpart to the Purchase Agreement

BIG R PROCUREMENT COMPANY, LLC,
by RYAN’S RESTAURANT GROUP, INC., its Sole member
/s/ H. Thomas Mitchell

Name: H. Thomas Mitchell
Title: Secretary
Signature Page to the Counterpart to the Purchase Agreement

FIRE MOUNTAIN RESTAURANTS, LLC,
by RYAN’S RESTAURANT GROUP, INC., its Sole member
/s/ H. Thomas Mitchell

Name: H. Thomas Mitchell
Title: Secretary
Signature Page to the Counterpart to the Purchase Agreement